UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

U.S. LITHIUM CORP.
(Name of Registrant As Specified in its Charter)

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

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[ ]	Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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U.S. LITHIUM CORP.
12340 Seal Beach, Blvd. Suite B-190
Seal Beach, CA  90740
(858) 459-1133

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholders:

We are writing to advise you that our Board of Directors and shareholders holding a majority of our outstanding voting capital stock have approved the adoption of a reverse stock split of the Company’s common stock in a ratio of one (1) share for every forty (40) existing shares of common stock outstanding. There will be no change in the authorized shares of common stock of the Company and any fractional shares will be rounded up (the “Reverse Split”).

This action was approved by written consent of our Board of Directors on October 1, 2018 and by the holders of a majority of our voting capital stock, in accordance with the Nevada Revised Statutes. Our directors and the holders of a majority of our outstanding common stock, as of the record date of October 1, 2018, have approved the Reverse Split as being in the best interests of our Company and our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date this Information Statement has been mailed to our shareholders. This Information Statement is expected to be first mailed to you on or about October 20, 2018.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON OCTOBER 1, 2018, THE RECORD DATE, ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST TWENTY (20) DAYS AFTER THE MAILING OF THE DEFINITIVE INFORMATION STATEMENT TO THE SHAREHOLDERS OF RECORD.

We encourage you to read the attached Information Statement carefully for further information regarding these actions.  In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders.  This Information Statement is expected to be first mailed or furnished to stockholders on or about October 20, 2018.

U.S. LITHIUM CORP.
12340 Seal Beach, Blvd. Suite B-190
Seal Beach, CA  90740
(858) 459-1133

INFORMATION STATEMENT AND NOTICE OF ACTIONS TAKEN
BY WRITTEN CONSENT OF THE MAJORITY SHAREHOLDERS
OF THE COMMON STOCK OF THE CORPORATION

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS
 AND NO STOCKHOLDERS' MEETING WILL BE HELD
 TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

GENERAL

This Information Statement is being furnished to all holders of the common stock of U.S. Lithium Corp. (the "Company") as of October 1, 2018 in connection with the action taken by written consent of holders of a majority of the outstanding voting power of the Company to authorize the Reverse Split of the Company’s Common Stock. The Company’s Common Stock is being consolidated with each Forty (40) old shares being consolidated into One (1) new share.

 OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 500,000,000 shares of Common Stock, par value $0.001 per share, of which 105,042,923 shares were outstanding as of October 1, 2018.  The Company has no other class of stock authorized.

VOTE REQUIRED

Our ability to undertake the Reverse Split without a meeting of our Shareholders is authorized by Section 78.320 of the Nevada Revised Statutes. The Nevada Revised Statutes generally provides that a Nevada corporation may substitute for action on a matter by its shareholders at a meeting the written consent of the holders of outstanding shares of capital stock holding at least a majority of the voting power of the Company’s outstanding capital stock. In accordance with this provision, we obtained the written consent of the holders of a majority of our issued and outstanding shares to the Reverse Split. As a result of the action of these shareholders, we are not soliciting proxies, and there will be no further shareholder action on the Reverse Split. Holders of record of the Company’s Common Stock are entitled to notice of the action taken by written consent approving the Reverse Split.

VOTE OBTAINED

The consenting stockholders voting in favor of the Reverse Split described herein cast a total of 52,865,456 votes in favor of the Reverse Split. Because this constitutes 50.327% of the 105,042,923 total possible votes, no action is needed by the minority stockholders in connection with the Reverse Split. The consenting shareholders and their respective approximate ownership percentage of the voting stock of the Company, which total in the aggregate 50.327% of the outstanding voting stock, are as follows:

Name	Affiliation	Common Shares Held	Percent of Class

Aspir Corporation (1)	Shareholder	5,000,000	4.76%
Windward International LLC (2)	Shareholder	5,000,000	4.76%
Maria Aracena Gomez (3)	Shareholder	4,500,000	4.28%
Jacqueline Aracena Gomez (3)	Shareholder	4,500,000	4.28%
Tucker Investments (4)	Shareholder	5,000,000	4.76%
Renate Panov	Shareholder	5,000,000	4.76%
Taramara Investments (5)	Shareholder	4,500,000	4.28%
HE Capital S.A., (6)	Shareholder	4,500,000	4.28%
Eugenia Akrabova	Shareholder	5,000,000	4.76%
Christopher R. Smith (7)	Shareholder	4,500,000	4.28%
POP Holdings Ltd., (7)	Shareholder	3,900,000	3.71%
Catanga International S.A. (8)	Shareholder	1,465,456	1.39%
TOTAL		52,865,456	50.3275%

(1)	Yanuaria Batista is the owner of Aspir Corporation and therefore is the beneficial owner of 5,000,000 shares or 4.76% of U.S. Lithium Corp.
(2)
Richard Smith is the beneficial owner of 9,500,000 shares or 9.04% of U.S. Lithium Corp. because he is the owner of Windward International LLC and he is also an owner of HE Capital S.A. He is the father of Christopher R. Smith.

(3)	Maria Aracena Gomez and Jacqueline Aracena Gomez are sisters.
(4)	Virgilio Santana is the owner of Tucker Investments and therefore is the beneficial owner of 5,000,000 shares or 4.76% of U.S. Lithium Corp.
(5)	Shane Musgrove is the owner of Taramara Investments and therefore is the beneficial owner of 4,500,000 shares or 4.28% of U.S. Lithium Corp.
(6)	Cliff Wilkins is part owner of HE Capital S.A. and therefore is deemed to be the beneficial owner of 4,500,000 shares or 4.28% of U.S. Lithium Corp.
(7)
Christopher R. Smith is the beneficial owner of 8,400,000 shares or 7.99% of our stock because he is the owner of POP Holdings Ltd. and he also holds shares in his own name. He is the son of Richard Smith.

(8)	Robert Seeley is the owner of Catanga International S.A. and therefore is the beneficial owner of 1,465,456 shares or 1.39% of U.S. Lithium Corp.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the action approved by the Board and the holders of a majority of the outstanding voting capital stock of the Company:

APPROVING AND ADOPTING A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK IN A RATIO OF ONE (1) SHARE FOR EVERY FORTY (40) EXISTING SHARES OF COMMON STOCK OUTSTANDING. ANY FRACTIONAL SHARES WILL BE ROUNDED UP TO THE NEXT HIGHER WHOLE SHARE. THERE WILL BE NO CHANGE IN THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors believes that the stockholders of the Company will benefit from the Reverse Split because the reverse split is likely to result in an increase in the trading price of our shares, and this may make it easier to obtain financing which would benefit the Company, however the Company does not have any agreements, proposals or arrangements at this time to raise capital. It is possible that after the reverse stock split is affected, the expected benefits, namely an increase in the trading price of our stock and/or the ability to obtain financing may not be realized or maintained. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding.

 The Reverse Split will not change the number of authorized shares of Common Stock, or the relative voting power of our shareholders. Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our Common Stock will materially increase.

The following table contains approximate information relating to our common stock, based on share information as of October 1, 2018:

	Current	After 40:1 Reverse

Authorized Common Stock	500,000,000	500,000,000
Common Stock Issued & Outstanding	105,042,923	2,626,074

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of October 1, 2018, by: (i) each of our director(s); (ii) each of our named executive officer(s); and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

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Name of Beneficial Owner	Affiliation	Amount of Ownership	Percent of Class

Gregory Rotelli	CEO, CFO, Director	Nil Common Shares	0.00%
Eric Allison	Director	Nil Common Shares	0.00%
Christopher R. Smith *	Shareholder	9,500,000 Common Shares	9.04%
Richard Smith *	Shareholder	8,400,000 Common Shares	7.99%

*	Richard Smith is the father of Christopher R. Smith. Both are independent investors and they do not share a common residence.

A beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of October 1, 2018, we had 105,042,923 shares of our common stock issued and outstanding.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no dissenter’s rights under Nevada Law, the Company’s Articles of Incorporation, or the Company’s By-Laws to dissent from the Reverse Split.

POTENTIAL  ANTI-TAKEOVER EFFECT

The Reverse Split will increase the number of shares of Common Stock that Company will have available for issuance and issuance of shares could have a potential anti-takeover effect, even though our Board of Directors is not presenting the proposed Reverse Split for that reason and does not presently anticipate using the increase in shares available for issuance for such purpose. The effect of the proposed increase in the number of shares of Common Stock available for issuance might render more difficult or discourage a merger, tender offer, proxy contest or change in control and the removal of management, which a majority of independent stockholders might otherwise deem favorable.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Reverse Split action, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

INCORPORATION OF FINANCIAL INFORMATION

We incorporate by reference our Annual Report on Form 10-K for fiscal year ended December 31, 2017.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.
PLEASE READ THIS INFORMATION STATEMENT CAREFULLY.

Dated: October 9, 2018

By Order of the Board of Directors

/s/ Gregory Rotelli
Chief Executive Officer and Director

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